Amendment  No. 1 to

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Essential Innovations Technology Corp.

(Name of Registrant as Specified in its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

This amendment attaches the form of Proxy Card that
was inadvertently omitted from the original filing .

PRELIMINARY PROXY STATEMENT

ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

114 West attaches Magnolia Street, Suite 400-142

Bellingham, WA 98225

Telephone: 360-392-3902

Facsimile: 360-733-3941

[mailing date]

Dear Essential Stockholder:

Our Proxy Statement for a Special Meeting of Stockholders of Essential Innovations Technology Corp. is enclosed. At this meeting, we will seek your support for approval of an amendment to our Articles of Incorporation to increase our authorized capitalization from 110,000,000 shares, of which 100,000,000 shares are common stock, $0.001 par value ("Common Stock"), and 10,000,000 shares are preferred stock, $0.001 par value ("Preferred Stock"), to 510,000,000 shares, of which 500,000,000 shares are Common Stock and 10,000,000 shares are Preferred Stock, no change in par value.

These are important considerations for all stockholders. Therefore, the board of directors urges you to review each of these proposals carefully. The enclosed proxy statement discusses the intended benefits as well as possible disadvantages of these proposals.

Your board of directors believes that the adoption of each of the proposals is in the best interests of all stockholders.

Sincerely,

ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

Jason McDiarmid

President, Chief Executive Officer, and

Chief Financial Officer

PRELIMINARY PROXY STATEMENT

ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

114 West Magnolia Street, Suite 400-142

Bellingham, WA 98225

Telephone: 360-392-3902

Facsimile: 360-733-3941

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [MEETING DATE]

To the Stockholders of Essential Innovations Technology Corp.:

A Special Meeting of the Stockholders of Essential Innovations Technology Corp. (the “Special Meeting”) will be held [meeting date] at [meeting place] The Special Meeting will convene at [meeting time] local time, to consider and take action on the following proposals:

(1)        to approve an amendment to our Articles of Incorporation to increase our authorized capitalization from 110,000,000 shares, of which 100,000,000 shares are Common Stock, $0.001 par value, and 10,000,000 shares are Preferred Stock, $0.001 par value, to 510,000,000 shares, of which 500,000,000 shares are Common Stock and 10,000,000 shares are Preferred Stock, no change in par value; and

(2)        to transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

Only owners of record of our Common Stock outstanding as of the close of business on [record date] (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting. Each share of Common Stock is entitled to one vote.

Holders of at least a majority of the shares of Common Stock outstanding on the Record Date must be represented at the meeting to constitute a quorum for conducting business.

The attendance at and/or vote of each stockholder at the Special Meeting is important, and each stockholder is encouraged to attend.

ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

By Order of the Board of Directors

Jason McDiarmid

President, Chief Executive Officer, and

Chief Financial Officer

Bellingham, Washington

[mailing date]

IMPORTANT

Regardless of whether you plan to attend the meeting in person, please fill in, sign, date, and return the enclosed proxy promptly in the self-addressed, stamped envelope provided. No postage is required if mailed in the United States. If you prefer, you may send your proxy to us by facsimile transmission at 360-733-3941.

SPECIAL REQUEST

If your shares are held in the name of a brokerage firm, nominee, or other institution, only it can vote your shares. Please contact promptly the person responsible for your account and give instructions for your shares to be voted.

PRELIMINARY PROXY STATEMENT

ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

114 West Magnolia Street, Suite 400-142

Bellingham, WA 98225

Telephone: 360-392-3902

Facsimile: 360-733-3941

PROXY STATEMENT

INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies, on behalf of our management, to be voted at the Special Meeting to be held at [meeting place], on [meeting date], at [meeting time], local time, or at any adjournment thereof. The enclosed proxy, when properly executed and timely returned, will be voted at the Special Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, the proxy will be voted as follows at the Special Meeting:

(1)

FOR approval of an amendment to our Articles of Incorporation to increase our capitalization from 110,000,000 shares, of which 100,000,000 shares are Common Stock, $0.001 par value, and 10,000,000 shares are Preferred Stock, $0.001 par value, to 510,000,000 shares, of which 500,000,000 shares are Common Stock and 10,000,000 shares are Preferred Stock, no change in par value; and

(2)	IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and Proxy Card from us because you owned shares of our Common Stock on [record date], the Record Date. This Proxy Statement describes the proposal that is being submitted to our stockholders at a Special Meeting so that you can make informed decisions in connection with your votes. When you sign the Proxy Card, you appoint Jason McDiarmid, our officer and director, as your representative for the Special Meeting. At the Special Meeting, Jason McDiarmid will vote your Essential shares as you have instructed him on the Proxy Card. If you sign and return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by the board of directors. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you complete, sign, and return your Proxy Card in advance of the Special Meeting in the event your plans change.

Voting Methods

You May Vote by Mail. To vote by mail, please sign your Proxy Card and return it in the enclosed and addressed envelope. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct.

You May Vote by Facsimile. To vote by fax, please sign your Proxy Card and send it by fax to us, Attention Jason McDiarmid at 360-733-3941. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct.

Shares Held in Street Name. If your shares are held in street name, then only your brokerage firm, bank, nominee, or other institution can sign a Proxy Card with respect to your shares, and then only upon specific instructions from you. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in street name, your broker, bank, or nominee will likely include a voting instruction card with this Proxy Statement. You should vote your shares by following the instructions provided on the voting instruction card.

PRELIMINARY PROXY STATEMENT

You May Vote in Person at the Meeting. We will pass out written ballots to anyone that wants to vote at the Special Meeting. If you hold your shares in street name and you wish to vote at the Special Meeting, you must first request a legal proxy from your stockbroker, which means you must notify your broker, bank, or other nominee and obtain the proper documentation to vote your shares at the Special Meeting.

You May Change Your Mind after You Have Returned Your Proxy. If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the meeting. You may do this by (i) signing another proxy with a later date; or (ii) voting in person at the Special Meeting.

Quorum Requirement; Voting Requirement

Shares are counted as present at the Special Meeting if the stockholder either (i) is present and votes in person at the Special Meeting; or (ii) has properly submitted a proxy card. A total of 68,628,998 shares may vote at the Special Meeting. A majority of those shares must be present at the Special Meeting (either in person or by proxy) to hold the Special Meeting and conduct business. This is called a “quorum.” Under Nevada corporate law and our Articles of Incorporation and Bylaws, the proposed amendment to our Articles of Incorporation to increase our authorized shares of Common Stock will be considered approved by the stockholders if approved by the holders of a majority of the outstanding Common Stock at a meeting of the stockholders at which a quorum is present. Therefore, abstentions and broker non-votes will have the same effect as a vote against these proposals.

Consequences of Not Returning Your Proxy; Broker Non-Votes

If your shares are held in your name, you must return your proxy (or attend the Special Meeting in person) in order to vote on the proposals that are being submitted to the stockholders.

If your shares are held in street name and you do not vote your proxy, your brokerage firm may either: (i) vote your shares on routine matters; or (ii) leave your shares unvoted. Under the rules that govern brokers that have record ownership of shares that are held in street name for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters but not with respect to nonroutine matters. We believe the proposal to increase our capitalization from 100,000,000 to 500,000,000 shares of Common Stock is not routine and that brokers will likely not vote on this proposal. This is called a “broker non-vote.”

              Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the Special Meeting.

Vote Solicitation; No Use of Outside Solicitors

We are soliciting your proxy to vote your shares at the Special Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, via Internet, in person, or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding the proxy material. We have not retained the services of a proxy solicitor with respect to this solicitation.

PRELIMINARY PROXY STATEMENT

Interests of Certain of our Officers and Directors in this Matter

Certain of our officers and directors holding options and warrants that required us to reserve shares of Common Stock for issuance upon their exercise have agreed to waive that requirement in order to allow us to raise additional capital. The following table identifies those officers and directors and the number of warrants and options for which they have waived the reservation requirements:

Name	Options and Warrants

Jason McDiarmid	2,629,283
Steve Wuschke	2,015,119
Peter Bond	1,756,349
Stevan Perry	1,820,315
Salvador Diaz-Verson	250,000
8,471,066

If the proposal to increase our authorized shares of Common Stock from 100,000,000 to 500,000,000 is approved, we will again reserve shares of Common Stock for issuance to our officers and directors upon the exercise of these warrants and options.

Voting of our Officers and Directors

Officers and directors holding an aggregate of 8,263,269 shares of our Common Stock, or approximately 12.3% of the outstanding shares, have indicated their intent to vote in favor of all proposals.

Dissenters’ Rights of Approval

There are no rights of appraisal or other similar rights of dissenters under the laws of the state of Nevada with respect to any of the matters proposed to be acted upon herein.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information respecting beneficial ownership of our Common Stock as of July 7, 2008, to the extent known to us, of each of our executive officers and directors, each person known to us to be the beneficial owner of more than 5% of the outstanding shares of any class of our stock, and all directors and officers as a group:

Stockholder(1)	Description	Number	%(2)

Principal Stockholders:

Laurus Master Fund	Common stock	2,743,554	4.0%
c/o MSC Corporate Services Limited	Warrants	4,829,883	6.6
P.O. Box 309 GT		7,778,754	9.9(3)
Ugland House, South Church Street
George Town, Grand Cayman
Cayman Islands

Officers and Directors:
Jason McDiarmid	Common stock	1,970,060	2.9
(Principal stockholder, director, and officer)	Options(4)	1,463,000	2.1
#101-5219 192nd Street	Warrants(4)	1,166,283	1.7
Cloverdale, BC, Canada V3S 4P6		4,599,343	6.5

PRELIMINARY PROXY STATEMENT

Stockholder(1)	Description	Number	%(2)

Steve Wuschke	Common stock	2,077,838	3.0
(Principal stockholder, director, and officer)	Options(4)	1,412,000	2.0
#101-5219 192nd Street	Warrants(4)	603,119	*
Cloverdale, BC, Canada V3S 4P6		4,092,957	5.8

Peter Bond	Common stock	2,685,371	3.9
(Principal stockholder, director, and officer)	Options(4)	950,000	1.4
#101-5219 192nd Street	Warrants(4)	806,349	1.2
Cloverdale, BC, Canada V3S 4P6		4,441,720	6.3

Stevan Perry	Common stock	1,530,000	1.9
(Principal stockholder and officer)	Options(4)	1,303,000	2.7
#101-5219 192nd Street	Warrants(4)	517,315	*
Cloverdale, BC, Canada V3S 4P6		3,350,315	4.8

Salvador Diaz-Verson	Common stock	175,000	*
(Director)	Options(4)	250,000	*
#101-5219 192nd Street		425,000	*
Cloverdale, BC, Canada V3S 4P6

All officers and directors as a group (5 persons)	Common stock	8,438,269	12.3
	Options(4)	5,378,000	7.3
	Warrants(4)	3,093,066	4.3
		16,909,335	21.9%

___________________

*	Less than 1%.
(1)	Except as otherwise noted, shares are owned beneficially and of record, and such record stockholder has sole voting, investment, and dispositive power.
(2)

Calculations of total percentages of ownership outstanding for each individual assume the exercise of currently vested options held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all vested options held by the indicated group. Calculations are based on total issued and outstanding shares of 68,628,998.

(3)

These percentages are capped at 9.99% because certain warrants contain an issuance limitation prohibiting Laurus from exercising or converting those securities to the extent that such exercise would result in beneficial ownership by Laurus of more than 9.99% of the Company’s common stock then issued and outstanding (the “9.99% Issuance Limitation”). The 9.99% Issuance Limitation may be waived by Laurus upon 61 days’ prior notice to the Company.

(4)	These vested options and warrants give the holders the right to acquire shares of Common Stock at prices ranging from $0.25 to $2.00 per share with various expiration dates ranging from 2008 to 2012.

PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO INCREASE CAPITALIZATION

General

The board of directors has unanimously approved an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock to 500,000,000 shares, with no change to the par value.

The board of directors believes that this amendment is in our best interests. We have issued, or have reserved for issuance on the conversion of warrants and options, substantially all of our authorized 100,000,000 shares of Common Stock, which leaves us unable to issue additional equity in connection with capital-raising transactions.

PRELIMINARY PROXY STATEMENT

            We currently have no plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares of Common Stock that will exist if this proposal is approved. However, we continue to require additional working capital to fund our operations and expect that we will continue to rely on proceeds from the sale of securities to obtain such funding.

The increase in our authorized shares of Common Stock, if approved, might have anti-takeover effects insofar as the additional shares could be used by management to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of our independent stockholders. We do not have any mechanisms in our Nevada Articles of Incorporation or our Bylaws or otherwise that are considered anti-takeover mechanisms, and we currently have no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Recommendation of the Board of Directors

The board of directors recommends a vote “FOR” the adoption of the proposed amendment to our Articles of Incorporation. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the adoption of the proposed amendment to our Articles of Incorporation.

Vote Required

The above proposal will be approved if the number of votes cast for such proposal constitutes at least a majority of our issued and outstanding shares of Common Stock. Abstentions and broker non-votes will have the same legal effect as a vote against the proposal.

OTHER MATTERS

Our management does not know of any business other than that referred to herein that may be considered at the Special Meeting. If any other matters should properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

In order to assure the presence of the necessary quorum and to vote on the matters to come before the Special Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.

By Order of the Board of Directors

ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

Jason McDiarmid

President, Chief Executive Officer, and

Chief Financial Officer

Bellingham, Washington

[mailing date]

PROXY

ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

Special Meeting of the Stockholders of	(This Proxy Is Solicited on Behalf
Essential Innovations Technology Corp. on [meeting date]	of the Board of Directors)

The undersigned hereby appoints Jason McDiarmid, proxy, with full power of substitution, to vote all shares of common stock of ESSENTIAL INNOVATIONS TECHNOLOGY CORP. (the “Company”), that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (“Special Meeting”) to be held at [meeting place], on [meeting date], at [meeting time], local time, or any adjournment(s) thereof, such proxies being directed to vote as specified below. If no instructions are specified, such proxy will be voted “FOR” each proposal.

To vote in accordance with the Board of Directors’ recommendations, sign below. The “FOR” boxes may, but need not, be checked. To vote against any of the recommendations, check the appropriate box marked “AGAINST” below. To withhold authority for the proxy to vote on any of the recommendations, check the appropriate box(es) marked “WITHHOLD AUTHORITY” below.

The Board of Directors recommends votes “FOR” the following proposals, each of which has been proposed by the Board of Directors:

1.

To approve an amendment to the Company’s Articles of Incorporation to increase its authorized capitalization from 110,000,000 shares, of which 100,000,000 shares are Common Stock, $0.001 par value, and 10,000,000 shares are Preferred Stock, $0.001 par value, to 510,000,000 shares, of which 500,000,000 shares are Common Stock and 10,000,000 shares are Preferred Stock, no change in par value; and

FOR	☐	AGAINST	☐	WITHHOLD AUTHORITY	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment (s) thereof.

FOR	☐	AGAINST	☐	WITHHOLD AUTHORITY	☐

Please print your name and sign exactly as your name appears in the records of the Company. When shares are held by joint tenants, both should sign.

Dated:

Signature	Signature (if held jointly)

Print Name	Print Name

PLEASE MARK, SIGN, DATE, AND
RETURN THIS PROXY TO:	Essential Innovations Technology Corp.
114 West Magnolia Street, Suite 400-142
Bellingham, WA 98225
Facsimile: 360-733-3941